Exhibit 23.1






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 16, 1996, which was previously included into the Form S-1 filed by Education Management Corporation with the Securities and Exchange Commission (File No. 333-10385), into this Registration Statement and to all references to our Firm included in this Registration Statement.


          January 21, 1997                   /s/ Arthur Andersen LLP